UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2009
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 410-103 East Holly Street,
National Bank Building,
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 17, 2009, Caleco Pharma Corp. (the “Company”) entered into a consulting agreement with Peter Kitzinski whereby Mr. Kitzinski agreed to provide investor relations and consulting services to the Company. The investor relations and consulting services to be provided by Mr. Kitzinski include the development, implementation and maintenance of an ongoing program to increase the investment community’s awareness of the Company’s activities and to stimulate the investment community’s interest in the Company’s stock (the “Services”). In consideration of the Services, the Company has agreed to pay Mr. Kitzinski a consulting fee of $5,000 US per month.

The term of the consulting agreement extends until the close of business on April 30, 2010 and will continue for a period of six months unless terminated. The Company may terminate the consulting agreement at any time without notice, while Mr. Kitzinski may terminate the consulting agreement by providing the Company with 30 days advance written notice.

A copy of Mr. Kitzinski’s consulting agreement is attached as an exhibit to this report

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Foreign Private Placement

On December 22, 2009, the Company issued 1,245,000 shares at a price of $0.10 per share for cash proceeds of $124,500. The shares issuance was completed pursuant to the provisions of Regulation S of the Securities Act of 1933 (the “Act”). The Company did not engage in a distribution of this offering in the United States. Each of the subscribers represented that they were not a “US person” as defined in Regulation S of the Act and that they were not acquiring the shares for the account or benefit of a US person.

This share issuance represents the fourth tranche of the $1,600,000 foreign private placement offering. There are no assurances that the remainder of the private placement offering will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Consulting Agreement dated December 17, 2009 between the Company and Peter Kitzinski.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.
Date: December 23, 2009
	By:	/s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer